March 2019 Investor Presentation Exhibit 99.1

Forward-Looking Statements Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to RBB Bancorp’s (“RBB”) current business plans, its future financial position and operating results and RBB’s expectations. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions and events and the impact they may have on RBB, on our customers and our assets and liabilities; our ability to attract deposits and other sources of funding or liquidity; supply and demand for real estate and periodic deterioration in real estate prices and/or values in California, New York or other states where RBB lends, including both residential and commercial real estate; a prolonged slowdown or decline in real estate construction, sales or leasing activities; changes in the financial performance and/or condition of our borrowers, depositors or key vendors or counterparties; changes in our levels of delinquent loans, nonperforming assets, allowance for loan losses and charge-offs; the costs or effects of acquisitions or dispositions we may make, whether we are able to obtain any required governmental approvals in connection with any such acquisitions or dispositions, and/or RBB’s ability to realize the contemplated financial or business benefits associated with any such acquisitions or dispositions; the effect of changes in laws, regulations and applicable judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, banking capital levels, consumer, commercial or secured lending, securities and securities trading and hedging, compliance, employment, executive compensation, insurance, vendor management and information security) with which we and our subsidiaries must comply or believe we should comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rates or monetary policies; changes in the amount and availability of deposit insurance; cyber-security threats, including loss of system functionality or theft or loss of company or customer data or money; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, drought, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and the perceived overall value of these products and services by our customers and potential customers; our relationships with and reliance upon vendors with respect to the operation of certain key internal and external systems and applications; changes in commercial or consumer spending, borrowing and savings preferences or behaviors; technological changes and the expanding use of technology in banking (including the adoption of mobile banking and funds transfer applications); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive and regulatory environment among financial and bank holding companies, banks and other financial service providers; volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions; fluctuations in the price of the our common stock or other securities; and the resulting impact on our ability to raise capital or RBB’s ability to make acquisitions, the effect of changes in accounting policies and practices, as may be adopted from time-to-time by our regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our workforce, management team and/or our board of directors; the costs and effects of legal, compliance and regulatory actions, changes and developments, including the initiation and resolution of legal proceedings (such as securities, consumer or employee class action litigation), regulatory or other governmental inquiries or investigations, and/or the results of regulatory examinations or reviews; our ongoing relations with our various federal and state regulators; our success at managing the risks involved in the foregoing items and all other factors set forth in RBB’s public reports filed with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2017, and particularly the discussion of risk factors within that document applicable to RBB. Any statements about future operating results, such as those concerning accretion and dilution to RBB’s earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ. RBB does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Experienced Leadership Team Average 32 years of bank management experience in finance, lending, credit, risk, strategy and branch operations Name / Title Experience Background Yee Phong (Alan) Thian President & Chief Executive Officer 36 years Chairman, President and Chief Executive Officer (“CEO”) since Royal Business Bank (the “Bank”) began operations in 2008 Appointed to the FDIC community bank advisory committee twice Presently on the CFPB community bank advisory committee Formerly served as Executive Vice President (“EVP”) and Regional Director for United Commercial Bank, as well as President and CEO for both First Continental Bank and American International Bank David Morris Executive Vice President & Chief Financial Officer 32 years (9 years with Alan) Appointed EVP and Chief Financial Officer (“CFO”) of the Bank and Company in 2010 Formerly President and CEO with MetroPacific Bank and EVP, CFO and Chief Operating Officer (“COO”) with San Diego Community Bank Jeffrey Yeh Executive Vice President & Chief Credit Officer 29 years (16 years with Alan) Joined the Bank as an executive officer in 2008 and promoted to EVP and Chief Credit Officer in January 2014 Formerly Finance Director and Business Control Manager for Universal Science Industrial Co, Ltd. and Lending and Investment Manager for Bank of Overseas Chinese Larsen Lee Executive Vice President & Director of Residential Mortgage Lending 31 years (4 years with Alan) Joined in 2014 as SVP and Director of Mortgage Lending to start the Bank’s residential mortgage unit, and promoted to EVP in January 2016 Formerly created a wholesale department for Pacific City Bank from 2010 to 2014 I-Ming (Vincent) Liu Executive Vice President & Chief Risk Officer 31 years (23 years with Alan) Joined the Bank as an executive officer in 2008, promoted to COO in January 2011, and promoted to Chief Risk Officer of the Bank in 2011 and of the Company in 2013 Formerly Senior Vice President (“SVP”) and head of southern California branch network for United Commercial Bank Source: Experience: Page 6 in S-1 Background: Pages 143, 145-146 in the S-1

Experienced Leadership Team Average 32 years of bank management experience in finance, lending, credit, risk, strategy and branch operations Name / Title Experience Background Simon Pang Executive Vice President & Chief Strategy Officer 36 years (19 years with Alan) Joined the Bank in 2008 as an executive officer and promoted to Chief Strategy Officer in 2012 Formerly SVP and Commercial and International Banking Manager with United Commercial Bank Wilson C. Mach Executive Vice President & Chief Branch Administrator 30 years (9 years with Alan) Joined the Bank in 2018 as EVP and Chief Branch Administrator Formerly Chief Operating Officer at First General Bank Tsu Te Huang Executive Vice President & Branch Administrator 34 years (18 years with Alan) Joined the Bank in 2009, promoted to Branch Administrator in 2012 and EVP in 2016 Formerly Executive Senior President and Branch Assistant Regional Manager for United Commercial Bank Jacqueline Kay Executive Vice President & Regional Manager 37 years (0 years with Alan) Joined the Bank in 2018 as EVP and Regional Manager Formerly Chief Operating Officer at First American International Bank Source: Experience: Page 6 in S-1 Background: Pages 143, 145-146 in the S-1

Balance Sheet (Dollars in millions) Total Assets   $2,974 Total Loans, Including Held for Sale   $2,585 Total Deposits   $2,144 Tangible Common Equity1   $308 Tangible Common Equity / Tangible Assets1   10.61% NPAs / Assets2   0.15% Profitability Return on Average Assets   1.41% Return on Average Common Equity   11.47% FTE Net Interest Margin   3.88% Efficiency Ratio   49.89% RBB Bancorp – Who We Are Non-GAAP reconciliation in Appendix on page 26 Nonperforming assets include nonaccrual loans, loans past due 90 days or more and still accruing interest, loans modified under troubled debt restructurings, and other repossessed assets; excludes purchased credit impaired (“PCI”) loans Established in 2008 and headquartered in Los Angeles, California $3.0 billion asset Chinese-American, business-oriented community bank 23 traditional branches 13 located in Southern California 9 located in New York 1 in Nevada Four principal business lines: Commercial Real Estate (“CRE”) Commercial & Industrial (“C&I”) 1-4 Single Family Residential (“SFR”) SBA Lending (“SBA”) Five successful acquisitions completed since 2010 Certified Community Development Financial Institution since mid-February 2016 Overview Financial Highlights For the Three Months Ended December 31, 2018:

High-performing community bank with defined and proven strategy to grow both organically and through acquisitions High level of insider ownership and deposit concentration aligns interest with investors Experienced management team and Board of Directors with demonstrated industry knowledge, regulatory relationships, lending expertise and community involvement Niche markets with concentration on Asian Americans Products structured to address the needs of underserved individuals and businesses within those markets Significant opportunities for future acquisitions across the U.S. Conservative risk profile with focused and diversified lending strategy and interest rate neutral balance sheet Sound asset quality from conservative credit culture and strict underwriting standards Interest rate neutral balance sheet Track record of attractive profitability Diversified revenue with four lending products spread across multiple industries, geographies, and demographics Substantial noninterest income Existing infrastructure supports bank growth Investment Highlights

September: Acquired July: Acquired January: Established 2011 Our History and Strategy Historical Timeline May: Acquired Received Outstanding Overseas Taiwanese SME Award 2013 Earned Findley Reports’ “Super Premier” status 2015 Opened 2008 Opened SBA banking unit 2010 Raised over $54mm in private offering of common stock 2012 Opened residential mortgage unit 2014 Earned Findley Reports’ “Super Premier” status Strategic Plan Maintain capital at levels that allow for continued growth while staying above regulatory requirements Serve Asian-American communities, both domestically and abroad Provide commercial banking services to businesses and professionals Stay involved with local communities and businesses through Board, management and employee interaction Offer four main lending products: CRE C&I 1-4 SFR SBA Expand outreach to similar markets across the U.S. February: Acquired Named a CDFI 2016 March: Issued $50mm of subordinated notes Earned Findley Reports’ “Super Premier” status Source: Pages 3-4 in the S-1 Raised $62 million in IPO 2017 Earned Findley Reports’ “Super Premier” status 2018 Issued $55 million of subordinated notes October: Acquired

Our Current Footprint Orange County, California Irvine Branches (23) Los Angeles County, California Clark County, Nevada Ventura County, California Arcadia Cerritos Diamond Bar Los Angeles (Downtown) Los Angeles (Westwood) Los Angeles (Silver Lake) Monterey Park Rowland Heights San Gabriel Torrance Oxnard Westlake Village Las Vegas New York, NY 2 Brooklyn, NY 3 Manhattan, NY 4 Queens, NY

Substantial Opportunities for Acquisitions: Chinese-American Banks Across the U.S. Chinese-American bank universe as defined by RBB’s management team Count refers to total number of Chinese-American banks that are headquartered in the indicated MSA Source: SNL Financial, 2010 Census Chinese-American bank universe, including RBB, comprised of 38 banks¹: 4 publicly-traded 30 locally-owned 4 subsidiaries of Taiwanese or Chinese banks Other Asian-American banks also represent compelling acquisition opportunities Target markets include select Metropolitan Statistic Areas (“MSAs”) that fulfill the following conditions: High concentration of Asian-Americans High number of Chinese-American banks² and branches Specific Target Markets Texas, Midwest and East Coast West Coast Chinese-American Bank¹ Locations in the U.S. (as of June 2017) Current RBB branch locations Other Chinese-American bank¹ branches Source: Pages 12-13 in the S-1 Asian American Population Number of % of Actual Total Total Asian American Population Chinese-American MSA Population Actual % of Total Banks² Branches New York-Newark-Jersey City, NY-NJ-PA 20338187 2283791 11.229078580111393 8 50 Los Angeles-Long Beach-Anaheim, CA 13502916 2145175 15.886753646397564 18 157 San Francisco-Oakland-Hayward, CA 4737729 1227422 25.907391494954652 4 50 Chicago-Naperville-Elgin, IL-IN-WI 9563680 639078 6.6823440349321599 3 15 Houston-The Woodlands-Sugar Land, TX 6866117 531106 7.735172587359056 2 16 Urban Honolulu, HI 1009834 414117 41.008423166579853 1 12 Philadelphia-Camden-Wilmington, PA-NJ-DE-MD 6096952 364862 5.9843344674519336 1 2 Las Vegas-Henderson-Paradise, NV 2173843 218389 10.046217689133943 0 3 Source: SNL Financial, 2010 Census ² Count refers to total number of Chinese-American banks that are headquartered in the indicated MSA Identified strategic expansion areas Current markets New Market with FAIT transaction Asian American Population Number of % of Actual Total Total Asian American Population Chinese-American MSA Population Actual % of Total Banks² Branches New York-Newark-Jersey City, NY-NJ-PA 20338187 2283791 11.229078580111393 8 50 Los Angeles-Long Beach-Anaheim, CA 13502916 2145175 15.886753646397564 18 157 San Francisco-Oakland-Hayward, CA 4737729 1227422 25.907391494954652 4 50 Chicago-Naperville-Elgin, IL-IN-WI 9563680 639078 6.6823440349321599 3 15 Houston-The Woodlands-Sugar Land, TX 6866117 531106 7.735172587359056 2 16 Urban Honolulu, HI 1009834 414117 41.008423166579853 1 12 Philadelphia-Camden-Wilmington, PA-NJ-DE-MD 6096952 364862 5.9843344674519336 1 2 Las Vegas-Henderson-Paradise, NV 2173843 218389 10.046217689133943 0 3 Source: SNL Financial, 2010 Census ² Count refers to total number of Chinese-American banks that are headquartered in the indicated MSA Identified strategic expansion areas Current markets New market with FAIB transaction

Demonstrated Track Record of Balance Sheet and Earnings Growth Total Assets ($mm) Total Loans ($mm) Total Deposits ($mm) Net Income ($mm) 2012 – 2018 CAGR = 31.5% 2012 – 2018 CAGR = 41.1% 2012 – 2018 CAGR = 30.1% 2012 – 2018 CAGR = 44.3% Total Assets ($mm) Total Loans ($mm) $2,974 Gross Loans (Excluding Held for Sale) Mortgage Loans Held For Sale $2,585 $576 $723 $926 $1,023 $1,691 $1,396 $327 $577 $746 $834 $1,155 $1,375 2012 2013 2014 2015 2016 2017 2018 2012 2013 2014 2015 2016 2017 2018 Total Deposits ($mm) Net Income ($mm) $2,144 $36.1 $443 $574 $767 $853 $1,153 $1,337 $4.0 $7.0 $10.4 $13.0 $19.1 $25.5 2012 2013 2014 2015 2016 2017 2018 2012 2013 2014 2015 2016 2017 2018

Diversified across industry lines and minimal demand for non-mortgage consumer credit $2.58 billion total loans as of December 31, 2018 72% originated vs. 28% acquired Average yield on loans of 5.63% for the fourth quarter of 2018 Diversified Loan Portfolio Excludes purchased loan discounts and deferred costs and fees Includes construction and land development loans Includes Held for Investment and Held for Sale Loans By Collateral Type: By Business Line¹: Loan Portfolio Composition (December 31, 2018) Loan Portfolio Growth: Originated vs. Acquired (Dollars in millions) Diversified across industry lines and minimal demand for non? mortgage consumer credit $2.58 billion total loans as of December 31, 2018 72% originated vs. 28% acquired Loan Portfolio Composition (December 31, 2018) Consumer & Other 1% C&I 8% Average yield on loans of 5.63% for the fourth quarter of 2018 Loan Portfolio Growth: Originated vs. Acquired $1,348 (Dollars in millions) $1,300 By Collateral Type: C&D 4% CRE (Owner? Occupied) 7% CRE (Non? Owner? Occupied) 17% Multifamily 8% 1?4 Family 55% $1,100 $900 $700 $500 $302 $268 $535 $115 $430 $504 $867 $388 $721 $721 $726 $622 By Business Line¹: SFR³ CRE² 29% $300 $100 $53 $249 $268 $421 $430 $504 $479 58% C&I 10% SBA 2011 2012 2013 2014 2015 2016 2017 2018 3% Originated Acquired (1) Excludes purchased loan discounts and deferred costs and fees

Business Line Profile Between $1 million and $25 million annual revenue CRE Lending Real estate loans for owner occupied and non-owner occupied commercial property; includes construction and land development (“C&D”) loans High quality credits Low LTV ratios (policy limit of 75%) Income-producing properties; strong cash-flow characteristics Strong collateral profiles C&I Lending Mix of variable and fixed rate C&I loans Lend to small- and medium-sized¹ manufacturing, wholesale, retail and service businesses Majority are secured by business assets or real estate, but underwritten based on cash flow of the business SBA Lending Designated Preferred Lender Mostly SBA 7(a) variable-rate loans; SBA 504 from time to time Generally sell the 75% guaranteed portion of originated SBA loans SFR Lending Originate mainly non-qualified, alternative documentation SFR mortgage loans to accommodate needs of Asian-American market throughout California and potentially on the east coast and Texas 7-year hybrid adjustable rate mortgages Offer qualified mortgage program as correspondent to major banking financial institutions Originate both to sell (“HFS”) and hold for investment HFS: primarily first trust deed mortgages on properties in California; generally retain servicing rights when sold Source: Pages 88-89 in S-1

~18.2% fixed rate Business Line Profile: CRE Lending | C&D Lending CRE Loans CRE and C&D Portfolio Growth C&D Loans C&D 2012 – 2018 CAGR = 12.2% CRE 2012 – 2018 CAGR = 28.3% (Dollars in millions) As of December 31, 2018: $758.7 million $113.2 million As of December 31, 2018: CRE Loans C&D Loans CRE and C&D Portfolio Growth $758.7 million $113.2 million (Dollars in millions) Multifamily 27.6% Single Family 5.5% Owner Occupied 16.6% Land Acq. & Development 5.2% Commercial Construction 30.2% $113.2 Non?Owner Occupied 50.3% Residential Construction 64.6% $89.4 $91.9 ~18.2% fixed rate $63.2 $93.0 $67.6 $758.7 $56.6 $170.4 $315.2 $372.8 $343.4 $501.8 $496.0 2012 2013 2014 2015 2016 2017 2018 CRE Loans C&D Loans

Business Line Profile: C&I Lending | SBA Lending Credit Lines include commercial and industrial lines of credit, term loans, mortgage warehouse lines and international trade discounts C&I Loans SBA Loans As of December 31, 2018: $304.4 million $84.5 million C&I and SBA Portfolio Growth (Dollars in millions) C&I 2012 – 2018 CAGR = 21.7% SBA 2012 – 2018 CAGR = 53.0% Unguaranteed SBA Loans: By Location: By Business: As of December 31, 2018: C&I Loans SBA Loans $304.4 million $84.5 million Bank Sub Debt C&I and SBA Portfolio Growth (Dollars in millions) Shared Nat. Credits 28.0% 1.1% Credit Lines¹ 70.9% Unguaranteed Unsecured 8.9% Guaranteed 20.2% Unguaranteed Secured by RE 70.9% $159.0 $131.4 $84.5 Unguaranteed SBA Loans: $24.4 $30.7 $108.8 $280.8 $304.4 By Business: Other Real Estate 19.4% Gas By Location: $6.6 $93.7 $114.9 $146.7 $160.5 $203.8 Stations 25.3% Hotel/ Motels 55.3% Nevada 5.2%

As of December 31, 2018: No nonperforming loans in the SFR portfolio Average: LTV of 58.0%; FICO score of 752; duration of approximately 4.5 years Average current start rates: 5.50% - 5.875%; 0% - 1% in points; reprices between 5 and 7 years to one-year LIBOR plus 3.00% Business Line Profile: 1-4 Single Family Residential Lending SFR Loans SFR Portfolio Growth (Dollars in millions) SFR 2013 – 2018 CAGR = 86.1% $1.3 billion

CRE Concentration¹ Below Interagency Guidance CRE for the purpose of the CRE concentration ratio measured as total commercial real estate loans less owner-occupied commercial real estate loans plus construction and land development loans; CRE concentration measures this value as a percentage of total risk-based capital (“RBC”) Announced Acquisition of Announced Acquisition of 2012 2014 2015 2016 2017 2013 Source: SNL; Page 90 in S-1 RBB has demonstrated the ability to pursue acquisitions, including targets with significant CRE concentrations, then immediately manage down their CRE concentration post transaction closing Los Angeles National Bank: Acquisition completed May 2013 TomatoBank: Acquisition completed February 2016 First American International Bank: Acquisition completed October 2018 2018 Announced Acquisition of RBB has demonstrated the ability to pursue acquisitions, including targets with significant CRE concentrations, then immediately manage down their CRE concentration post transaction closing • Los Angeles National Bank: Acquisition completed May 2013 • TomatoBank: Acquisition completed February 2016 375% • First American International Bank: Acquisition completed October 2018 Announced Announced Acquisition of 325% Announced Acquisition of Acquisition of 318% 275% 225% 224% 211% 239% 175% 168% 176% 125% 2012 2013 2014 2015 2016 2017 2018 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

Disciplined Credit Culture Nonperforming loans include nonaccrual loans, loans past due 90 days or more and still accruing interest and loans modified under troubled debt restructurings; nonperforming loans exclude PCI loans acquired in prior acquisitions Nonperforming assets include nonperforming loans (as defined in footnote 1 above) and other repossessed assets Nonperforming Loans¹ / Total Loans Nonperforming Assets² / Total Assets Allowance for Loan Losses / Total Loans Net Charge-Offs / Average Loans Nonperforming Loans¹ / Total Loans Nonperforming Assets² / Total Assets 2.56% 1.70% 0.91% 0.58% 0.77% 0.55% 0.21% 0.21% 0.93% 0.56% 0.63% 0.50% 0.17% 0.15% 2012 2013 2014 2015 2016 2017 2018 2012 2013 2014 2015 2016 2017 2018 Allowance for Loan Losses / Total Loans Net Charge?Offs / Average Loans 2.18% 0.25% 1.31% 1.26% 1.26% 1.28% 1.10% 0.82% 0.00% 0.02% 0.03% 0.08% 0.04% 2012 2013 2014 2015 2016 2017 2018 (0.06%) 2012 2013 2014 2015 2016 2017 2018 (1) Nonperforming loans include nonaccrual loans, loans past due 90 days or more and still accruing interest and loans modified under troubled debt restructurings; nonperforming loans exclude PCI loans acquired in prior acquisitions (2) Nonperforming assets include nonperforming loans (as defined in footnote 1 above) and other repossessed assets

    Avg. Balance   Weighted     ($mm)   Avg. Rate Noninterest-Bearing Demand $423.1 0.00% NOW $27.4 0.26% Savings $93.4 0.34% Money Market $453.0 1.27% Retail Time¹ $499.8 1.76% Jumbo Time² $460.6 1.98% Brokered Time3 $105.7 2.17% Total Deposits   $2,063.0   1.28% Deposit Portfolio as of December 31, 2018 Strongest growth coming in DDAs Top 10 Deposit Relationships = $360.0 million (16.8% of total deposits) 2 of the Top 10 Relationships are with Directors and shareholders of the Company; $63.6 million, or ~18% of Top 10 total Retail Time includes time deposits with balances less than $250,000 Jumbo Time includes time deposits with balances of $250,000 and greater Brokered Time are brokered time deposits, which are all lower than $100,000 Reconciliation in Appendix on page 27 Deposit Portfolio Composition Total: $2.14 billion 91.2% Core4 For the Three Months Ended December 31, 2018: 3 Strongest growth coming in DDAs Top 10 Deposit Relationships = $360.0 million (16.8% of total deposits) • 2 of the Top 10 Relationships are with Directors and shareholders of the Company; $63.6 million, or ~18% of Top 10 total Deposit Portfolio Composition Total: $2.14 billion Brokered Time3 Jumbo Time² 22.1% 5.3% Noninterest? Bearing Demand 20.5% For the Three Months Ended December 31, 2018: Avg. Balance Weighted ($mm) Avg. Rate Noninterest?Bearing Demand $423.1 0.00% NOW $27.4 0.26% Savings $93.4 0.34% Money Market $453.0 1.27% Retail Time¹ $499.8 1.76% Jumbo Time² $460.6 1.98% Brokered Time3 $105.7 2.17% Total Deposits $2,063.0 1.28% 91.2% Core4 Retail Time¹ 25.1% Savings, NOW & Money Market 27.0% (1) Retail Time includes time deposits with balances less than $250,000 (2) Jumbo Time includes time deposits with balances of $250,000 and greater

Attractive Net Interest Spread Yield on Average Interest-Earning Assets Cost of Average Interest-Bearing Liabilities Net Interest Spread Net Interest Margin (FTE) Yield on Average Interest?Earning Assets Cost of Average Interest?Bearing Liabilities 1.69% 4.41% 5.14% 5.01% 4.44% 5.35% 5.13% 5.36% 1.09% 0.77% 0.82% 0.96% 1.15% 1.28% 2012 2013 2014 2015 2016 2017 2018 2012 2013 2014 2015 2016 2017 2018 Net Interest Spread Net Interest Margin (FTE) 4.37% 4.19% 4.20% 3.85% 3.67% 4.60% 4.41% 4.43% 4.16% 4.12% 3.32%

Outstanding Financial Performance Non-GAAP reconciliation in Appendix on page 26 Return on Average Assets Return on Average Tangible Common Equity1 Efficiency Ratio (FTE) Noninterest Income / Average Assets Return on Average Assets Return on Average Tangible Common Equity1 1.29% 1.29% 1.41% 1.66% 1.78% 13.14% 13.64% 13.66% 0.70% 1.06% 4.49% 5.80% 7.39% 8.47% 2012 2013 2014 2015 2016 2017 2018 2012 2013 2014 2015 2016 2017 2018 Efficiency Ratio (FTE) Noninterest Income / Average Assets 67.87% 62.69% 56.07% 0.68% 0.78% 0.66% 0.86% 0.63% 48.73% 42.69% 44.50% 0.40% 0.51% 37.65% 2012 2013 2014 2015 2016 2017 2018

(Dollars in millions, except per share amounts)   As of December 31, 2018     Actual Long-Term Debt     Long-Term Debt   $103.7 Subordinated Debentures   9.5 Total Long-Term Debt   $113.2       Shareholders' Equity     Common Stock   $288.6 Additional Paid-in Capital   5.7 Retained Earnings   82.0 Accumulated Other Comprehensive Loss   (1.3) Total Shareholders' Equity   $375.0       Total Capitalization   $488.2       Common Shares Outstanding   20,000,022       Book Value Per Share   $18.75 Tangible Book Value Per Share1   $15.39       Regulatory Capital     Tier 1 Common Capital   $310.5 Tier 1 Risk-Based Capital   $320.0 Total Risk-Based Capital   $442.0       Capital Ratios     Tangible Common Equity / Tangible Assets1 10.6% Tier 1 Leverage to Average Assets   11.8% Tier 1 Common Capital to Risk-Weighted Assets 15.2% Tier 1 Capital to Risk-Weighted Assets   15.7% Total Capital to Risk-Weighted Assets   21.7% Consolidated Capital Ratios Non-GAAP reconciliation in Appendix on page 26 Consolidated Capital Ratios Consolidated Capitalization Table 4.00% 7.00% 8.50% 10.50% 1 Consolidated Capital Ratios Consolidated Capitalization Table 10.6% 11.8% 15.2% 15.7% 8.50% 21.7% 10.50% (Dollars in millions, except per share amounts) As of December 31, 2018 Actual Long?Term Debt Long?Term Debt $103.7 Subordinated Debentures 9.5 Total Long?Term Debt $113.2 Shareholders' Equity Common Stock $288.6 Additional Paid?in Capital 5.7 Retained Earnings 82.0 Accumulated Other Comprehensive Loss (1.3) Total Shareholders' Equity $375.0 Total Capitalization $488.2 4.00% 7.00% Common Shares Outstanding 20,000,022 Book Value Per Share $18.75 Tangible Book Value Per Share1 $15.39 TCE / TA 1 Tier 1 Leverage Tier 1 Common Tier 1 Risk? Total Risk? Regulatory Capital Tier 1 Common Capital $310.5 Tier 1 Risk?Based Capital $320.0 Total Risk?Based Capital $442.0 Ratio Capital Ratio Based Capital Ratio Based Capital Ratio As Reported December 31, 2018 Basel III Fully Phased in Well?Capitalized Level

Interest Rate Neutral Balance Sheet Note: Assumes parallel shifts in market interest rates; Note: Financial data is not presented pro forma reflecting the acquisition of FAIT completed on October 15, 2018 12-Month Net Interest Income Sensitivity Immediate Change in Rates December 31, 2018 Economic Value of Equity Sensitivity Immediate Change in Rates December 31, 2018 Interest rate neutral 12 month asset sensitivity Recent increases in fixed rate SFR hybrid loans have shifted Economic Value of Equity (“EVE”) sensitivity to neutral in rising rate environment Interest rate neutral 12 month asset sensitivity Recent increases in fixed rate SFR hybrid loans have shifted Economic Value of Equity (“EVE”) sensitivity to neutral in rising rate environment 12?Month Net Interest Income Sensitivity Immediate Change in Rates December 31, 2018 Economic Value of Equity Sensitivity Immediate Change in Rates December 31, 2018 12.0% 10.0% 9.6% 0.0% ?5.0% ?0.4% ?1.6% 8.0% ?10.0% 6.0% ?15.0% ?13.8% 4.0% 3.8% ?20.0% 2.0% 0.0% 0.5% 0.8% ?200 BPS ?100 BPS +100 BPS +200 BPS ?25.0% ?30.0% ?28.3% ?200 BPS ?100 BPS +100 BPS +200 BPS Note: Assumes parallel shifts in market interest rates; Note: Financial data is not presented pro forma reflecting the acquisition of FAIT completed on October 15, 2018

Reposition loan portfolio to increase margin and decrease loan-to-deposit ratio Opportunistic selling between $200 and $400 million in mortgage loans in first half of 2019 Temporarily halted correspondent lending, retail mortgage pipeline volume remains healthy Stress commercial real estate and commercial and industrial lending Seeking flow selling arrangements before restarting correspondent lending Portfolio loan growth will moderate Residential mortgage loan production positively impacted by expansion of lending activity in existing markets and the addition of FAIC Net interest margin expected to see modest contraction Variable rate loans are experiencing increased yields Average CD costs will rise due to rollover of lower cost CDs Deposit environment remains competitive Flat yield curve will limit NIM expansion Wealth Management business launched at beginning of 2018 Steady, recurring fee income will provide new source of revenue growth and diversification in 2019 Income Property lending business launched at beginning of 2018 Focused on apartments, mobile home parks and student housing properties Modest increase in expense levels Increase in headcount related to personnel in the area of private banking and branch administration Consolidation of offices into new headquarters will provide modest cost savings Moderate balance sheet growth should drive further improvement in profitability Outlook

Appendix

Board of Directors Yee Phong (Alan) Thian Chairman of the Board Chairman, President and CEO of the Company and the Bank since the Bank began operations in 2008 Peter M. Chang President of Yao Yang Enterprises LLC, which purchases and exports waste paper Wendell Chen CEO of US Development LLC, a real estate development firm, since 2015 CEO and Managing Partner of Vanetti, Inc. from 2006 to 2015 Pei-Chin Huang Co-founder and President of Trendware International Inc., a Torrance-based manufacturer of computer networking equipment James W. Kao, Ph.D. Long and distinguished career at Philip Morris, USA in the research and development department Ruey Chyr Kao, MD Retired in 2002 after 30 years as an obstetrician-gynecologist Real estate developer and investor; ownership of six hotels for the past 15 years Chie-Min (Christopher) Koo President and Founder of Christopher Koo Accountancy, an accounting and tax service in the City of Industry Alfonso Lau Founder, former President, and former CEO of First American International Bank Former member of the Board of Directors for First American International Corporation and First American International Bank Director of National Community Investment Fund investing in CDFI’s throughout the United States Christopher Lin, Ph.D. President and Chairman of three separate specialty real estate firms: Forte Resources, Inc., Sonnycal Development Company and Linkage Financial Group, Inc. Feng Lin President and CFO of Arche Investments, LLC, a real estate development firm Regional Director of Harmony Bioscience Inc. Ko-Yen Lin Real estate investor who previously served as a Commissioner of Overseas Affairs for the Government of Taiwan Director of United National Bank from 1982 to 1985 and General Bank from 1986 to 2003 Senior Advisory Board member of Cathay Bank from 2003 to 2007

Board of Directors Paul Lin Founder and CEO of Drill Spot, LLC Named one of Inc. Magazine’s Top 10 Asian Entrepreneurs in 2010 Fui Ming Thian Worked in the real estate management business for over 30 years Responsible for operating and accounting for multiple apartment complexes Raymond Yu Former Chairman of the Board of First American International Corporation and First American International Bank Real Estate Developer in New York City

Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. These non-GAAP financial measures include “tangible common equity to tangible assets,” “tangible book value per share,” and “return on average tangible common equity.” Our management uses these non-GAAP financial measures in its analysis of our performance and believes these are helpful to investors as an additional tool for further understanding our performance. The following table reconciles shareholders’ equity (on a GAAP basis) to tangible common equity and total assets (on a GAAP basis) to tangible assets, calculates our tangible book value per share, and reconciles return on average tangible common equity to its most comparable GAAP measure: Non-GAAP Reconciliation: Tangible Common Equity and Tangible Assets Note: Historical financial data is not presented pro forma reflecting the acquisition of FAIT completed on October 15, 2018 (Dollars in thousands, except per share data)   As of and for the twelve months ended December 31,         2012   2013   2014   2015   2016   2017   2018 Tangible Common Equity: Total Shareholders' Equity $108,113 $137,992 $151,981 $163,645 $181,585 $265,176 $374,621 Adjustments Goodwill (789) (4,001) (4,001) (4,001) (29,940) (29,940) (58,383) Core Deposit Intangible - (714) (582) (466) (1,793) (1,438) (7,601) Tangible Common Equity $107,324 $133,277 $147,398 $159,178 $149,852 $233,798 $308,637 Tangible Assets: Total Assets - GAAP 576,484 723,410 925,891 1,023,084 1,395,551 1,691,059 2,974,002 Adjustments Goodwill (789) (4,001) (4,001) (4,001) (29,940) (29,940) (58,383) Core Deposit Intangible - (714) (582) (466) (1,793) (1,438) (7,601) Tangible Assets $575,695 $718,695 $921,308 $1,018,617 $1,363,818 $1,659,681 $2,908,018 Common Shares Outstanding 10,455,135 12,547,201 12,720,659 12,770,571 12,827,803 15,908,893 20,000,022 Tangible Common Equity to Tangible Assets Ratio 18.64% 18.54% 16.00% 15.63% 10.99% 14.09% 10.61% Tangible Book Value Per Share $10.27 $10.62 $11.59 $12.46 $11.68 $14.70 $15.39 Average Tangible Common Equity: Average Shareholders' Equity $90,872 $124,103 $145,781 $157,615 $172,140 $218,717 $296,870 Adjustments Goodwill (789) (2,804) (4,001) (4,001) (25,167) (29,940) (31,086) Core Deposit Intangible - (479) (649) (526) (1,779) (1,620) (1,483) Average Tangible Common Equity $90,083 $120,820 $141,131 $153,088 $145,194 $187,157 $264,301 Net Income Available to Common Shareholders $4,046 $7,004 $10,428 $12,973 $19,079 $25,528 $36,105 Return on Average Tangible Common Equity 4.49% 5.80% 7.39% 8.47% 13.14% 13.64% 13.66%

Some of the financial measures included in this presentation and in forms 10-Q & 10-K filed with the SEC differ from those reported on the FRB Y-9(c) report. These financial measures include “core deposits to total deposits.” Our management uses this financial measure in its analysis of our performance. The Bank measures core deposits by reviewing all relationships over $250,000 on a quarterly basis. After discussions with our regulators on the proper way to measure core deposits, we now track all deposit relationships over $250,000 on a quarterly basis and consider a relationship to be core if there are any three or more of the following: (i) relationships with us (as a director or shareholder); (ii) deposits within our market area; (iii) additional non-deposit services with us; (iv) electronic banking services with us; (v) active demand deposit account with us; (vi) deposits at market interest rates; and (vii) longevity of the relationship with us. We consider all deposit relationships under $250,000 as a core relationship except for time deposits originated through an internet service. This differs from the traditional definition of core deposits which is demand and savings deposits plus time deposits less than $250,000. As many of our customers have more than $250,000 on deposit with us, we believe that using this method reflects a more accurate assessment of our deposit base. The following table reconciles the adjusted core deposit to total deposits: Regulatory Reporting to Financial Statements: Adjusted Core Deposits All demand and savings deposits of any amount plus time deposits less than $250,000 Time deposits to core customers over $250,000 as defined in the lead-in to the table above Comprised of internet and outside deposit originator time deposits less than $250,000 which are not considered to be core deposits Comprised of demand and savings deposits in relationships over $250,000 which are considered non-core deposits because they do not satisfy the definition of core deposits set forth in the lead-in to the table above (Dollars in thousands)   As of and for the twelve months ended December 31,         2012   2013   2014   2015   2016   2017   2018 Core Deposits¹ $315,943 $422,252 $507,376 $567,980 $781,940 $990,824 $1,670,572 Adjustments to Core Deposits Time Deposits > $250,000 Considered as Core Deposits² 82,373 118,756 115,572 174,038 325,453 180,751 468,773 Less: Internet and Other Deposit Originator Deposits < $250,000 Considered Non-Core³ - - (44,562) (21,418) (30,971) (29,467) (18,286) Less: Brokered Deposits - - - - - - (113,832) Less: Other Deposits Not Considered Core⁴ - - - (70,759) (171,800) (136,943) (52,002) Adjusted Core Deposits $398,316 $541,008 $578,386 $649,841 $904,622 $1,005,165 $1,955,225 Total Deposits 442,678 574,079 767,365 853,417 1,152,763 1,337,281 2,144,041 Adjusted Core Deposits to Total Deposits Ratio 89.98% 94.24% 75.37% 76.15% 78.47% 75.16% 91.19%

How We Measure Core Deposits Demand Deposits Savings Deposits Time Deposits < $250,000 Relationship with RBB Director or shareholder? Deposits within the Bank’s market area? Additional non-deposit services with the Bank? Electronic banking services with the Bank? Active demand deposit account with the Bank? Deposits at market interest rates? Relationship with the Bank have longevity? > $250,000? if yes, if yes, if yes, if yes, if yes, if yes, if yes, RBB reviews all deposits over $250K on a quarterly basis Core deposits are traditionally defined as all deposits less time deposits greater than $250K à The Bank measures core deposits as: Internet Deposits? Outside deposit originator? if yes, if yes, if yes, for at least three of the following: if yes, Source: “Study on Core Deposits and Brokered Deposits, Submitted to Congress pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, FDIC, July 8, 2011”: https://www.fdic.gov/regulations/reform/coredeposit-study.pdf